POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Oil & Gas Co. (the "Company"), does hereby make, constitute, and appoint RICHARD C. ADKERSON, C. HOWARD MURRISH and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Stock Bonus Plan, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of January, 1998.



                                             /s/ James R. Moffett
                                             JAMES R. MOFFETT



                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Oil & Gas Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, C. HOWARD MURRISH and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Stock Bonus Plan, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of January, 1998.



                                             /s/ Richard C. Adkerson
                                             RICHARD C. ADKERSON


                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Oil & Gas Co. (the "Company"), does hereby make, constitute, and appoint RICHARD C. ADKERSON, JAMES
          R. MOFFETT, C. HOWARD MURRISH and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Stock Bonus Plan, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of January, 1998.



                                             /s/ Robert A. Day
                                             ROBERT A. DAY



                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Oil & Gas Co. (the "Company"), does hereby make, constitute, and appoint RICHARD C. ADKERSON, JAMES
          R. MOFFETT, C. HOWARD MURRISH and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Stock Bonus Plan, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 1998.



                                             /s/ B. M. Rankin, Jr.
                                             B. M. RANKIN, JR.



                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Oil & Gas Co. (the "Company"), does hereby make, constitute, and appoint RICHARD C. ADKERSON, JAMES
          R. MOFFETT, C. HOWARD MURRISH and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Stock Bonus Plan, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of January, 1998.



                                             /s/ C. Donald Whitmire, Jr.
                                             C. DONALD WHITMIRE, JR.